                                                                      EXHIBIT 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE


                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           [_]

                                 _____________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                                 _____________

                   CENTRAL VERMONT PUBLIC SERVICE CORPORATION
              (Exact name of obligor as specified in its charter)

Vermont                                            03-0111290
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)
77 Grove Street
Rutland, Vermont                                   05701
(Address of principal executive offices)           (Zip code)

                                 _____________

                     8-1/2% Second Mortgage Bonds due 2004
                      (Title of the indenture securities)

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1. General information. Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------------
        Name                                    Address
---------------------------------------------------------
    Superintendent of Banks of the State of                     2 Rector Street, New York,
    New York                                                    N.Y.  10006, and Albany, N.Y.  12203

    Federal Reserve Bank of New York                            33 Liberty Plaza, New York,
                                                                N.Y.  10045

    Federal Deposit Insurance Corporation                       Washington, D.C.  20429

    New York Clearing House Association                         New York, New York  10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                                                      EXHIBIT 25

                                   SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of November, 1999.


                                  THE BANK OF NEW YORK



                                  By:      /s/  MARY LAGUMINA
                                  ---------------------------
                                    Name:  MARY LAGUMINA
                                    Title:  ASSISTANT VICE  PRESIDENT

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                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



ASSETS                                                                      Dollar Amounts

                                                                             In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and                               $ 5,597,807
  coin...........................................
 Interest-bearing balances.......................                              4,075,775
Securities:
 Held-to-maturity securities.....................                                785,167
 Available-for-sale securities...................                              4,159,891
Federal funds sold and Securities purchased                                    2,476,963
 under agreements to resell......................
Loans and lease financing receivables:
 Loans and leases, net of unearned                                            38,028,772
 income...............
 LESS: Allowance for loan and                                                    568,617
 lease losses....................................
 LESS: Allocated transfer risk                                                    16,352
 reserve.........................................
 Loans and leases, net of unearned income,                                    37,443,803
  allowance, and reserve.........................
Trading Assets...................................                              1,563,671
Premises and fixed assets (including capitalized                                 683,587
 leases).........................................
Other real estate owned..........................                                 10,995
Investments in unconsolidated subsidiaries and                                   184,661
 associated companies............................
Customers' liability to this bank on acceptances                                 812,015
 outstanding.....................................
Intangible assets................................                              1,135,572
Other assets.....................................                              5,607,019
                                                                           -------------
Total assets.....................................                            $64,536,926
                                                                           =============

LIABILITIES
Deposits:
 In domestic offices.............................                            $26,488,980
 Noninterest-bearing.............................                             10,626,811
 Interest-bearing................................                             15,862,169
 In foreign offices, Edge and Agreement                                       20,655,414
  subsidiaries, and IBFs.........................
 Noninterest-bearing.............................                                156,471
 Interest-bearing................................                             20,498,943
Federal funds purchased and Securities sold                                    3,729,439
 under agreements to repurchase..................
Demand notes issued to the U.S. Treasury.........                                257,860
Trading liabilities..............................                              1,987,450
Other borrowed money:
 With remaining maturity of one year or less.....                                496,235
 With remaining maturity of more than one year                                       465
  through three years............................
 With remaining maturity of more than three years                                 31,080
Bank's liability on acceptances executed and                                     822,455
 outstanding.....................................
Subordinated notes and debentures................                              1,308,000
Other liabilities................................                              2,846,649
                                                                             -----------
Total liabilities................................                             58,624,027
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EQUITY CAPITAL
Common stock.....................................                              1,135,284
Surplus..........................................                                815,314
Undivided profits and capital reserves...........                              4,001,767
Net unrealized holding gains (losses) on                                          (7,956)
 available-for-sale securities...................
Cumulative foreign currency translation                                          (31,510)
                                                                             -----------
 adjustments.....................................
Total equity capital.............................                              5,912,899
                                                                             -----------
Total liabilities and equity capital.............                            $64,536,926
                                                                             ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                   Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni       ]                                Directors
Alan R. Griffith      ]
Gerald L. Hassell     ]

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